AMENDMENT NO. 4
                                                         EXHIBIT  10.2
             TO LOAN AND SECURITY AGREEMENT


	THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT
("Amendment"), dated the 27th day of March, 1997, made by and between

	FLEET CAPITAL CORPORATION (formerly known as Shawmut Capital Corporation and successor by assignment from Barclays Business Credit, Inc.), a Rhode Island corporation (the "Lender"); and

	COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN
PHONE CENTERS, INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"), COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC. ("CTII"), SCOTT TECHNOLOGIES CORPORATION ("STC"), COMDIAL CUSTOM
MANUFACTURING, INC. ("CCM"), COMDIAL VIDEO TELEPHONY, INC. ("CVT"), COMDIAL TECHNOLOGY CORPORATION ("CTC"), COMDIAL
TELECOMMUNICATIONS, INC. ("CTI"), AURORA SYSTEMS, INC. ("ASI"), KEY
VOICE TECHNOLOGIES, INC. ("KVTI"), and CTI's wholly-owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS CORPORATION ("CBCC"), and
COMDIAL CONSUMER COMMUNICATIONS CORPORATION ("CCCC"; Parent, ATC,
APC, CES, CTII, STC, CCM, CVT, CTC, CTI, ASI, KVTI, CBCC and CCCC being hereinafter referred to collectively as the "Borrowers" and, individually, as a "Borrower"), each a Delaware corporation, to the Loan and Security Agreement, dated February 1, 1994 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

RECITALS

	A.	Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral and the Realty.

	B.	The Loan Agreement was previously amended by a certain Consolidated
Amendment No. 1 thereto, dated March 13, 1996, a certain Amendment No. 2 thereto, dated June 28, 1996, and  a certain Amendment No. 3 thereto, dated September 27, 1996.

	C.	The Borrowers and the Lender now desire to further amend the Loan
Agreement as set forth herein.




STATEMENT OF AGREEMENT

	NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrowers and the Lender hereby agree as follows:

ARTICLE I

AMENDMENTS TO LOAN AGREEMENT

	The Loan Agreement is hereby amended as follows:

	1.1	Capital Expenditures.  Section 9.2(L) is amended in its entirety to read as follows:

		(L)	Capital Expendtiures.  Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to all
Borrowers and their Subsidiaries, exceed $4,000,000 during the fiscal year ending December 31, 1996; $4,500,000 during the fiscal year ending December
31, 1997; and $4,000,000 during any fiscal year thereafter.

	1.2.	Minimum Consolidated Adjusted Tangible Net Worth.  Section 9.3(A) is
amended in its entirety to read as follows:

	"(A)	Minimum Consolidated Adjusted Tangible Net Worth.  Maintain a
Consolidated Adjusted Tangible Net Worth of not less than the amount shown below at all times during the period corresponding thereto:

								Consolidated Adjusted
			Period				 	 Tangible Net Worth

		First fiscal quarter of fiscal year			$21,500,000
		ending December 31, 1996

		Second fiscal quarter of fiscal year			$21,000,000
		ending December 31, 1996

		Third fiscal quarter of fiscal year			$18,750,000
		ending December 31, 1996

		Fourth fiscal quarter of fiscal year			$20,200,000
		ending December 31, 1996

		First fiscal quarter of fiscal year			$21,500,000
		ending December 31, 1997

		Second fiscal quarter of fiscal year			$23,250,000
		ending December 31, 1997

		Third fiscal quarter of fiscal year			$26,000,000
		ending December 31, 1997

		Fourth fiscal quarter of fiscal year			$29,000,000
		ending December 31, 1997

		First fiscal quarter of fiscal year			$30,000,000
		ending December 31, 1998

		Second fiscal quarter of fiscal year			$31,000,000
		ending December 31, 1998

		Third fiscal quarter of fiscal year			$32,350,000
		ending December 31, 1998

		Fourth fiscal quarter of fiscal year			$32,750,000
		ending December 31, 1998 and at all
		times thereafter"

	1.3	Profitability.  Section 9.3(B) is amended in its entirety to read as follows:

	"(B)	Profitability.  Achieve a Consolidated Adjusted Earnings From
Operations of not less than the amount shown below for the period corresponding thereto:
								Consolidated Adjusted
			Period					Earnings From Operations

		First fiscal quarter of fiscal year			($1,000,000)
		ending December 31, 1996

		First and second fiscal quarters of			($1,500,000)
		fiscal year ending December 31, 1996

		First, second and third fiscal quarters			 ($  450,000)
		of fiscal year ending December 31, 1996

		Fiscal year ending December 31, 1996		   $ 200,000

		First fiscal quarter of fiscal year ending		   $ 250,000
		December 31, 1997 and the first quarter of
		each fiscal year thereafter
		First and second fiscal quarters of fiscal		$1,100,000
		year ending December 31, 1997 and the
		first and second fiscal quarters of each
		fiscal year thereafter

		First, second and third fiscal quarters of		$2,750,000
		fiscal year ending December 31, 1997 and the first, second and third fiscal quarters of each fiscal year thereafter

		Fiscal year ending December 31, 1997 and		$4,500,000
		each fiscal year thereafter:

	1.4	Consolidated Debt Service Coverage Ratio.  Section 9.3(C) is amended in its entirety to read as follows:

	"(C)	Consolidated Debt Service Coverage Ratio.  Maintain a
Consolidated Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

								Consolidated Debt
			Period					Service Coverage Ratio

		First fiscal quarter of fiscal year ending		.75 to 1.0
		December 31, 1996

		First and second fiscal quarters of fiscal		.75 to 1.0
		year ending December 31, 1996

		First, second and third fiscal quarters of		1.5 to 1.0
		fiscal year ending December 31, 1996

		Fiscal year ending December 31, 1996 		1.7 to 1.0


		First fiscal quarter of fiscal year ending		.40 to 1.0
		December 31, 1997 and the first fiscal
		quarter of each fiscal year thereafter

		First and second fiscal quarters of fiscal		.75 to 1.0
		year ending December 31, 1997 and the
		first and second fiscal quarters of each fiscal year thereafter



		First, second and third fiscal quarters of		1.5 to 1.0
		fiscal year ending December 31, 1997 and the first, second and third fiscal quarters of each fiscal year thereafter

		Fiscal year ending December 31, 1997 and		1.7 to 1.0
		each fiscal year thereafter:

	1.5	Minimum Current Ratio.  Section 9.3(D) is amended in its entirety to read as follows:

		(D)	Minimum Current Ratio.	Maintain a ratio of Consolidated Current
	Assets to Consolidated Current Liabilities of not less than 1.4 to 1.0 for
each of the first and 	second fiscal quarters of each fiscal year; 1.45 to
1.0 for each of the third and fourth quarters 	of the fiscal year ending
December 31, 1996; and 1.50 to 1.0 for each of the third and fourth 	fiscal
quarters of the fiscal year ending December 31, 1997 and each fiscal year thereafter.

	1.6	Debt/EBITDA.  Section 9.3(E) is amended in its entirety to read as follows:

		(E)	Debt/EBITDA.  Maintain for each period of four (4) consecutive fiscal
	quarters, commencing with the fiscal quarter ending September 29, 1996, a ratio of (a) Indebtedness for Money Borrowed of Parent and its Subsidiaries
at the end of such period	calculated on a Consolidated basis to (b) the sum
of (i) EBITDA for such period less (ii) the 	greater of the amount of Capital
 Expenditures made by Parent and its Subsidiaries during such 	period or
$1,500,000, of not greater than the ratio shown below for the period
corresponding 	thereto:

			    Four (4) Consecutive
			Fiscal Quarters Ending With			Debt/EBITDA Ratio

		Third fiscal quarter of fiscal year ending			7.00 to 1.0
		December 31, 1996

		Fourth fiscal quarter of fiscal year ending			4.00 to 1.0
		December 31, 1996

		First fiscal quarter of fiscal year ending			3.95 to 1.0
		December 31, 1997

		Second fiscal quarter of fiscal year ending			3.20 to 1.0
		December 31, 1997

		Third fiscal quarter of fiscal year ending			3.00 to 1.0
		December 31, 1997

		Fourth fiscal quarter of fiscal year ending			3.00 to 1.0
		December 31, 1997
		First fiscal quarter of fiscal year ending			2.90 to 1.0
		December 31, 1998 and each fiscal year
		thereafter

		Second fiscal quarter of fiscal year ending			2.75 to 1.0
		December 31, 1998 and each fiscal year
		thereafter

		Third fiscal quarter of fiscal year ending			2.50 to 1.0
		December 31, 1998 and each fiscal year
		thereafter

		Fourth fiscal quarter of fiscal year ending			2.5 to 1.0
		December 31, 1998 and each fiscal year
		thereafter:

ARTICLE II

REPRESENTATIONS AND WARRANTIES

	Each Borrower hereby represents and warrants to the Lender that:

	2.1.	Compliance with the Loan Agreement and Other Loan Documents.  As of the execution of this Amendment, each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan
Documents to be observed or performed by such Borrower, except where the failure of such Borrower to comply has been waived in writing by the Lender.

	2.2.	Representations in Loan Agreement and other Loan Documents.  The representations and warranties of each Borrower set forth in the Loan
Agreement and the other Loan Documents  are true and correct in all material respects except for any changes in the nature of any Borrower's business or operations which have occurred in the ordinary course of business that would render the information contained in any exhibit attached to the Loan Agreement either inaccurate or incomplete in any material respect, so long as (a) the Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections
4.9(E) or 9.1(A), Borrowers have given notice as required by such sections.

	2.3.	No Event of Default.  After giving effect to this Amendment, no Default or Event of Default exists.



ARTICLE III

MODIFICATION OF LOAN DOCUMENTS

	3.1.	Loan Documents.  The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan
Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.


ARTICLE IV

GENERAL

	4.1.	Full Force and Effect.  As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof.  As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

	4.2	Applicable Law.  This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of
North Carolina.

	4.3	Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

	4.4	Expenses.  Borrowers shall reimburse the Lender for all reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

	4.5.	Headings.  The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

	4.6	Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, EACH BORROWER AND THE LENDER EACH WAIVES THE RIGHT
TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF
ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN
AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS
RELATED HERETO OR THERETO.
	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

BORROWERS:

ATTEST                         COMDIAL CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AMERICAN TELECOMMUNICATIONS
                               CORPORATIONS

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AMERICAN PHONE CENTERS, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL ENTERPRISE SYSTEMS,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS
                               INTERNATIONAL, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         SCOTT TECHNOLOGIES
                               CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CUSTOM MANUFACTURING,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL VIDEO TELEPHONY, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TECHNOLOGY
                               CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS,
                               INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         AURORA SYSTEMS, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         KEY VOICE TECHNOLOGIES, INC.

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL BUSINESS
                               COMMUNICATIONS CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

ATTEST                         COMDIAL CONSUMER
                               COMMUNICATIONS CORPORATION

/s/ Keith Johnstone            By: /s/ Wayne R. Wilver
Vice President                     Wayne R. Wilver
                                   Senior Vice President

                              LENDER:

                              FLEET CAPITAL CORPORATION
                              BY:  \S\ Jimmy G. Ramsey
                              Title:  Vice President



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